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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                           Washington, D.C. 20549-1004


                                    FORM 8-K
                                 CURRENT REPORT





     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 24, 2001
                                                       (September 14, 2001)


                            ARKANSAS BEST CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Delaware                  0-19969                 71-0673405
     ----------------           ------------          ------------------
      (State or other           (Commission              (IRS Employer
      jurisdiction of           File Number)          Identification No.)
     incorporation or
       organization)


                             3801 Old Greenwood Road
                           Fort Smith, Arkansas 72903
                                 (501) 785-6000
          -------------------------------------------------------------
   (Address, including zip code, and telephone number, including area code, of the registrant's principal executive offices)


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ITEM 5. OTHER EVENTS.

      ARKANSAS BEST CORPORATION ANNOUNCES RESULTS OF CALL FOR REDEMPTION OF $2.875 SERIES A CUMULATIVE CONVERTIBLE EXCHANGEABLE PREFERRED STOCK

         (Fort Smith, Arkansas, September 14, 2001) - Arkansas Best Corporation announced today the results of its call for redemption of all outstanding shares of its $2.875 Series A Cumulative Convertible Exchangeable Preferred Stock. Based on preliminary totals at the end of the extension period today, 1,382,650 shares of the preferred stock were converted into 3,511,439 shares of common stock and 7,350 shares of preferred stock were redeemed at the redemption price of $50.575 per share, plus accrued and unpaid dividends to, but not including, the redemption date. Conversion of the preferred stock into common stock will not be dilutive to Arkansas Best's earnings because share conversion was required to be considered in previous earnings per share calculations.

         As of September 12, 2001, Arkansas Best Corporation has delisted its preferred stock, which traded under the symbol "ABFSP", from The Nasdaq National Market.

         Arkansas Best Corporation's common stock will continue to trade on The Nasdaq National Market under the symbol "ABFS."

         The following is a "safe harbor" statement under the Private Securities Litigation Reform Act of 1995: Statements contained in this press release that are not based on historical facts are "forward-looking statements." Terms such as "estimate," "expect," "predict," "plan," "anticipate," "believe," "intend," "should," "would," "scheduled," and similar expressions and the negatives of such terms are intended to identify forward-looking statements. Such statements are by their nature subject to uncertainties and risk, including but not limited to union relations; availability and cost of capital; shifts in market demand; weather conditions; the performance and needs of industries served by Arkansas Best's subsidiaries; actual future costs of operating expenses such as fuel and related taxes; self-insurance claims and employee wages and benefits; actual costs of continuing investments in technology, the timing and amount of capital expenditures; competitive initiatives and pricing pressures; general economic conditions; and other financial, operational and legal risks and uncertainties detailed from time to time in the Company's SEC public filings.


FOR FURTHER INFORMATION CONTACT:

         Mr. David Loeffler - Vice President, Chief Financial Officer and
          Treasurer
         Telephone:  (501) 785-6157

         Mr. David Humphrey - Director of Investor Relations
         Telephone:  (501) 785-6200


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                                   SIGNATURES




         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 ARKANSAS BEST CORPORATION
                                 -------------------------
                                       (Registrant)

Date:  September 24, 2001        /s/ David E. Loeffler
       --------------------      -----------------------------------------------
                                     David E. Loeffler,
                                     Vice President - Chief Financial Officer
                                       and Treasurer